EX-99.906CERT

                                 EXHIBIT 12 (b)
                          RULE 30a-2(b) CERTIFICATIONS

     In connection with the Report of Cohen & Steers Realty Shares, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Steers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Robert H. Steers
                                                     ---------------------------
                                                     Robert H. Steers
                                                     Chief Executive Officer
                                                     Date: March 8, 2005

                                 EXHIBIT 12 (b)
                          RULE 30a-2(b) CERTIFICATIONS

     In connection with the Report of Cohen & Steers Realty Shares, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cohen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Martin Cohen
                                                     ---------------------------
                                                     Martin Cohen
                                                     Chief Financial Officer
                                                     Date: March 8, 2005